SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2003


                           Structured Products Corp.
                           -------------------------

(Exact name of registrant as specified in its charter)


 Delaware                          001-13668            13-3692801
 --------                          ---------            ----------
(State or other jurisdiction of   (Commission File     (IRS Employer
 incorporation or organization)    Number)              Identification Number)

388 Greenwich Street, New York, New York                                   10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496.
                                                  --------------


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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuer of the underlying securities, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Product Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.



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          (b)  Not Applicable.

          (c)  Exhibits:

               1. Trustee's Report with respect to the December 15, 2003 Distribution Date for the CorTS Trust for W.R. Berkley Capital Trust

               2. Trustee's Report with respect to the December 15, 2003 Distribution Date for the CorTS Trust for Countrywide Capital I

               3. Trustee's Report with respect to the December 15, 2003 Distribution Date for the CorTS Trust II for Countrywide Capital I

               4. Trustee's Report with respect to the December 15, 2003 Distribution Date for the CorTS Trust for Fleet Capital Trust II

               5. Trustee's Report with respect to the December 15, 2003 Distribution Date for the CorTS Trust for Unum Notes


Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.



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                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              By:  /s/ John W. Dickey
                                                 -------------------------------
                                                 Name:  John W. Dickey
                                                 Title: Authorized Signatory









December 15, 2003




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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----
  1    Trustee's   Report  with   respect  to  the   December  15,  2003      5
       Distribution  Date for the CorTS Trust for W.R.  Berkeley Capital
       Trust

  2    Trustee's   Report  with   respect  to  the   December  15,  2003      6
       Distribution Date for the CorTS Trust for Countrywide Capital I

  3    Trustee's   Report  with   respect  to  the   December  15,  2003      7
       Distribution Date for the CorTS Trust II for Countrywide  Capital
       I

  4    Trustee's   Report  with   respect  to  the   December  15,  2003      8
       Distribution Date for the CorTS Trust for Fleet Capital Trust II

  5    Trustee's   Report  with   respect  to  the   December  15,  2003      9
               Distribution Date for the CorTS Trust for Unum Notes




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                                    Exhibit 1

To the Holders of:
CorTS Trust for W.R. Berkley Capital Trust
8.25% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22082E203

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for W.R. Berkley Capital Trust, hereby gives notice with respect to the Distribution Date of December 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest                Total Distribution
     $ 0.000000            $ 1.031250              $ 1.031250

2. The amount of aggregate interest due and not paid as of the Distribution Date is 0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $29,900,000 aggregate principal amount of W.R. Berkeley Capital Trust 8.197% Capital Securities due December 15, 2045 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,188,316 Certificates representing $29,707,900 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.



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                                    Exhibit 2

To the Holders of:
CorTS Trust for Countrywide Capital I
Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  12614X100

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Countrywide Capital I, hereby gives notice with respect to the Distribution Date of December 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest                Total Distribution
     $ 0.000000            $ 1.000000              $ 1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $25,000,000 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-Through Securities due December 15, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,000 Certificates representing $25,000,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


                                       7
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                                    Exhibit 3

To the Holders of:
CorTS Trust II for Countrywide Capital I
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080Y201

U.S. Bank Trust National Association, as Trustee for the CorTS Trust II for Countrywide Capital I, hereby gives notice with respect to the Distribution Date of December 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest           Total Distribution
     $ 0.000000            $ 1.000000         $ 1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $81,573,000 aggregate principal amount of Countrywide Capital I 8% Capital Trust Pass-Through Securities due December 15, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 3,262,920 Certificates representing $81,573,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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                                    Exhibit 4

To the Holders of:
CorTS Trust for Fleet Capital Trust II
8% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22080V207

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Fleet Capital Trust II, hereby gives notice with respect to the Distribution Date of December 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest           Total Distribution
     $ 0.000000            $ 1.000000         $ 1.000000

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $30,500,000 aggregate principal amount of Fleet Capital Trust II 7.92% Capital Securities due December 11, 2026 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,207,800 Certificates representing $30,195,000 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.



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                                    Exhibit 5

To the Holders of:
CorTS Trust for Unum Notes
7.5% Corporate-Backed Trust Securities (CorTS) Certificates
*CUSIP:  22082H206

U.S. Bank Trust National Association, as Trustee for the CorTS Trust for Unum Notes, hereby gives notice with respect to the Distribution Date of December 15, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal             Interest           Total Distribution
     $ 0.000000            $ 0.937500         $ 0.937500

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

4. $27,778,000 aggregate principal amount of UNUM Corporation (currently now known as UNUMProvident Corporation) 6.75% Notes due December 15, 2028 (the "Term Assets") are held for the above trust.

5. At the close of business on the Distribution Date, 1,000,008 Certificates representing $25,000,200 aggregate Certificate Principal Balance were outstanding.

6. The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S.  Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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